EXHIBIT 10.54



                                                                  CONFORMED COPY


                                            THIRD AMENDMENT dated as of July 10,
                             2001 (this "Amendment") to Credit Agreement dated as of February 22, 2000 (as previously amended, the "Credit Agreement") among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("Global"), UCAR FINANCE INC., a Delaware corporation (the "Borrower"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, Collateral Agent and Issuing Bank.


          A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower and the LC Subsidiaries, and have agreed to extend credit to the Borrower and the LC Subsidiaries, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrower has informed the Administrative Agent that it seeks an amendment of the Credit Agreement as set forth herein.

          C. The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

          D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) The definition of "Amendment Fee" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          "AMENDMENT FEES" shall mean, collectively, the
                    Amendment Fee as such term is defined in each of the First Amendment dated as of October 11, 2000 to this Agreement, the Second Amendment dated as of April 25, 2001 to this Agreement and the Third Amendment dated as of July 10, 2001 to this Agreement plus any other fees, costs and expenses incurred in connection with such Third Amendment, including, but not limited to, attorneys' fees.

                    (b) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                         "APPLICABLE RATE" shall mean, for any day, (a)
                    with respect to (i) any Revolving Loan or Tranche A Term Loan or (ii) the commitment fees payable hereunder, the applicable rate per annum set forth under the appropriate caption in Table I below or (b) with respect to any Tranche B Term Loan, the applicable rate per annum set forth under the appropriate caption in Table II below, in each case based upon the Leverage Ratio as of the most recent determination date:

                    TABLE I

                    =========================================================================
                                              EUROCURRENCY    BASE RATE     COMMITMENT FEE
                         LEVERAGE RATIO:         SPREAD         SPREAD           RATE
                    -------------------------------------------------------------------------
                            CATEGORY 1
                              >3.75               3.00%         2.00%           0.500%
                              -
                    -------------------------------------------------------------------------
                            CATEGORY 2
                        < 3.75 and > 3.50        2.875%         1.875%          0.500%
                                   -
                      ------------------------------------------------------------------------
                            CATEGORY 3
                          < 3.50 > 2.75           2.75%         1.75%           0.500%
                                 -
                      ------------------------------------------------------------------------
                            CATEGORY 4
                         <2.75 and >2.50          2.50%         1.50%           0.500%
                                   -
                      ------------------------------------------------------------------------
                            CATEGORY 5
                         <2.50 and >2.25          2.00%         1.00%           0.375%
                                   -
                      ------------------------------------------------------------------------
                            CATEGORY 6
                         <2.25 and >2.00          1.75%         0.75%           0.375%
                                   -
                      ------------------------------------------------------------------------
                            CATEGORY 7
                         <2.00 and >1.75          1.50%         0.50%           0.375%
                                   -
                      ------------------------------------------------------------------------
                            CATEGORY 8
                              <1.75               1.00%         0.00%           0.375%
                      ========================================================================

                      TABLE II

                      ==================================================================

                                                 EUROCURRENCY           BASE RATE
                         LEVERAGE RATIO:            SPREAD               SPREAD
                      ------------------------------------------------------------------
                            CATEGORY 1
                              >3.75                  3.25%                2.25%
                              -
                      ------------------------------------------------------------------
                            CATEGORY 2
                         <3.75 and >3.50            3.125%                2.125%
                                   -
                      ------------------------------------------------------------------
                            Category 3
                         <3.50 and >2.75             3.00%                2.00%
                                   -
                      ------------------------------------------------------------------
                            CATEGORY 4
                         <2.75 and >2.50             3.00%                2.00%
                                   -
                      ------------------------------------------------------------------
                            CATEGORY 5
                         <2.50 and >2.25             2.50%                1.50%
                                   -
                      ------------------------------------------------------------------
                            CATEGORY 6

                         <2.25 and >2.00             2.50%                1.50%
                                   -
                      ------------------------------------------------------------------

                                       3


                            CATEGORY 7
                         <2.00 and >1.75             2.50%                1.50%
                                   -
                      ------------------------------------------------------------------
                            CATEGORY 8
                              <1.75                  2.50%                1.50%
                      ==================================================================


                    Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be that in effect at the fiscal quarter end next preceding the Financial Statement Delivery Date occurring on or most recently prior to such date; PROVIDED that at any time when any Financial Statement Delivery Date shall have occurred and the financial statements or the certificate required to have been delivered under Section 6.04(a), (b) or (c) by such date have not yet been delivered, the Applicable Rate shall be determined by reference to Category 1 in the applicable Table. Notwithstanding the foregoing, until the Financial Statement Delivery Date immediately following December 31, 2001, the Applicable Rate will for all purposes be determined by reference to Category 1 in the applicable Table.

                    (c) The following new definition is hereby added to Section
          1.01 of the Credit Agreement in its appropriate alphabetical position:

                         "UCAR EQUITY OFFERING" shall mean the underwritten
                    public offering of up to 9.2 million shares of common stock of, and by, UCAR pursuant to a registration statement on Form S-3 filed on June 26, 2001, with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended.

                    (d) Section 2.09(d) of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end of the first sentence of such Section:

                         ; PROVIDED that prepayments of the Term Borrowings
                    of any Class with the Net Proceeds received from the UCAR Equity Offering shall be applied to reduce the scheduled repayments of the Term Borrowings of such Class in the order of maturity

                    (e) Section 2.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                         (c) In the event and on each occasion that any Net
                    Proceeds are received by or on behalf of UCAR, Global, the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall prompty notify the Administrative Agent and shall, not later than the next Business Day after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to 100% (or, (i) in the case of any event described in clause (c) of the definition of the term Prepayment

                    Event other than the UCAR Equity Offering, 50%, or (ii) in the case of the UCAR Equity Offering, 60%) of such Net Proceeds; PROVIDED that no prepayment shall be required under this paragraph in respect of a Prepayment Event described in clause (b) or (c) of the definition of such term if at UCAR's fiscal quarter end occurring on or most recently prior to the date on which such prepayment would otherwise have been due and for the four quarter period then ended the Leverage Ratio shall have been lower than 2.00 to 1.00.

                    (f) Section 7.04(j) of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end of such Section:

                    ; PROVIDED FURTHER that any investment made after the Amendment Effective Date (as defined in the Third Amendment dated as of July 10, 2001 to this Agreement) by UCAR, Global, the Borrower or any Subsidiary in any Unrestricted Subsidiary must be in the form of an advance evidenced by an intercompany note approved as to form and substance by the Administrative Agent, which shall be secured by substantially all of the assets of such Unrestricted Subsidiary in a manner and pursuant to documentation approved by the Administrative Agent and which shall be pledged under the Pledge Agreement to secure the Loans (and UCAR, Global and the Borrower covenant and agree that no such intercompany note shall be assigned or transferred (other than pursuant to the Pledge Agreement or to a Loan Party that is a party to the Pledge Agreement), or canceled, forgiven, compromised or contributed to the capital of any Unrestricted Subsidiary). Notwithstanding the foregoing, any equity investment made in a person that is not an Unrestricted Subsidiary at the time of such investment shall not be required to be converted into an advance if such person becomes an Unrestricted Subsidiary at a later date.

                    (g) Section 7.10 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

                                    YEAR                             AMOUNT

                                    2001                          $65,000,000

                                    2002                           70,000,000

                                    2003                           80,000,000

                                    2004                           80,000,000

                                    2005                           80,000,000

                                    2006                           81,000,000

                                    2007                           84,000,000

                    (h) Section 7.11 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:


          -------------------------- --------------------------- ---------------
             FROM AND INCLUDING:         TO AND INCLUDING:            RATIO:
          -------------------------- --------------------------- ---------------
               October 1, 2000           September 30, 2001          2.50:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2001           September 30, 2002          2.50:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2002           September 30, 2003          2.75:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2003           September 30, 2004          3.00:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2004           September 30, 2005          3.25:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2005           September 30, 2006          3.25:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2006           September 30, 2007          3.50:1.00
          -------------------------- --------------------------- ---------------
               October 1, 2007        Tranche B Maturity Date        3.50:1.00
          -------------------------- --------------------------- ---------------

                     (i) Section 7.12 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

          ------------------------- --------------------------- ----------------
            FROM AND INCLUDING:         TO AND INCLUDING:            RATIO:
          ------------------------- --------------------------- ----------------
               July 1, 2001             September 30, 2001          4.50:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2001           September 30, 2002          4.50:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2002           September 30, 2003          4.25:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2003           September 30, 2004          4.00:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2004           September 30, 2005          3.75:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2005           September 30, 2006          3.75:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2006           September 30, 2007          3.50:1.00
          ------------------------- --------------------------- ----------------
              October 1, 2007        Tranche B Maturity Date        3.50:1.00
          ------------------------- --------------------------- ----------------


          SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of UCAR, Global and the Borrower represents and warrants to each Lender party hereto that, after giving effect to this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the date first written above on the date (the "AMENDMENT EFFECTIVE DATE") on which (a) the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, UCAR, Global and the Required Lenders and (b) the gross proceeds received by UCAR in connection with the completed UCAR Equity Offering shall equal or exceed $50,000,000.

          SECTION 4. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on July 10, 2001 an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.25% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date; PROVIDED that the Borrower shall have no liability for any such Amendment Fee if this Amendment does not become effective. Such Amendment Fee shall be payable on the Amendment Effective Date, to each Lender entitled to receive such fee as determined pursuant to this Section 4.

          SECTION 5. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.


                             UCAR INTERNATIONAL INC.,

                             By:  /S/  WALTER D. CARTER, JR.
                                  ---------------------------------------------
                             Name:    Walter D. Carter, Jr.
                             Title:   Assistant Treasurer


                             UCAR GLOBAL ENTERPRISES INC.,

                             By:  /S/  WALTER D. CARTER, JR.
                                  ---------------------------------------------
                             Name:    Walter D. Carter, Jr.
                             Title:   Assistant Treasurer


                             UCAR FINANCE INC.,

                             By:  /S/  WALTER D. CARTER, JR.
                                  ---------------------------------------------
                             Name:    Walter D. Carter, Jr.
                             Title:   Assistant Treasurer


                             MORGAN GUARANTY TRUST

                             By: /S/  JAMES H. RAMAGE
                                 ---------------------------------------
                             Name:   James H. Ramage
                             Title:  Managing Director


                             ABN AMRO BANK N.V.,

                             By: /S/PATRICIA CHRISTY
                                 ---------------------------------------
                             Name:  Patricia Christy
                             Title: Vice President

                             By: /S/PAMELA DELVECCHIO
                                 ---------------------------------------
                             Name:  Pamela Delvecchio
                             Title: Assistant Vice President


                             ADDISON CDO, LIMITED (ACCT 1279),
                             By: Pacific Investment Management Company
                             LLC as its Investment Manager,

                             By: /S/MOHAN V. PHANSALKAR
                                 ---------------------------------------
                             Name:  Mohan V. Phansalkar
                             Title: Executive Vice President
                             AMMC CDO I, LIMITED,
                             By: American Money Management Corp., as
                             Collateral Manager,

                             By: /S/DAVID P. MEYER
                                 ---------------------------------
                             Name:  David P. Meyer
                             Title: Vice President


                             AMMC CDO II, LIMITED,
                             By: American Money Management Corp., as
                             Collateral Manager,

                             By: /S/DAVID P. MEYER
                                 ---------------------------------
                             Name:  David P. Meyer
                             Title: Vice President


                             ARCHIMEDES FUNDING II, LTD.,
                             By: ING Capital Advisors LLC, as
                             Collateral Manager,

                             By: /S/JONATHAN DAVID
                                 ---------------------------------
                             Name:  Jonathan David
                             Title: Vice President


                             ARCHIMEDES FUNDING III, LTD.,
                             By: ING Capital Advisors LLC, as
                             Collateral Manager,

                             By: /S/JONATHAN DAVID
                                 ---------------------------------
                             Name:  Jonathan David
                             Title: Vice President


                             ARES III CLO LTD.,
                             By: ARES CLO Management LLC, Investment
                             Manager,

                             By: /S/DAVID A. SACHS
                                 ---------------------------------
                             Name:  David A. Sachs
                             Title: Vice President

                             ARES IV CLO LTD.,
                             By: Ares CLO Management IV, L.P.,
                             Investment Manager
                             By: Ares CLO GP IV, LLC,
                             Its Managing Member,

                             By: /S/DAVID A. SACHS
                                 ---------------------------------
                             Name:  David A. Sachs
                             Title: Vice President
                             ATHENA CDO, LIMITED (ACCT 1277),
                             By: Pacific Investment Management Company
                             LLC, as its Investment Advisor,

                             By: /S/MOHAN V. PHANSALKAR
                                 ---------------------------------------
                             Name:  Mohan V. Phansalkar
                             Title: Executive Vice President


                             AVALON CAPITAL LTD.,
                             By: INVESCO Senior Secured Management,
                             Inc., as Portfolio Advisor,

                             By: /S/GREGORY STOECKLE
                                 ---------------------------------------
                             Name:  Gregory Stoeckle
                             Title: Authorized Signatory


                             AVALON CAPITAL LTD. 2,
                             By: INVESCO Senior Secured Management,
                             Inc. as Portfolio Advisor,

                             By: /S/GREGORY STOECKLE
                                 ---------------------------------------
                             Name:  Gregory Stoeckle
                             Title: Authorized Signatory


                             BANK OF AMERICA, N.A.,

                             By: /S/WENDY J. GORMAN
                                 ---------------------------------------
                             Name:  Wendy J. Gorman
                             Title: Principal


                             THE BANK OF NEW YORK,

                             By: /S/STEVEN CAVALUZZO
                                 ---------------------------------------
                             Name:  Steven Cavaluzzo

                             Title: Vice President


                             THE BANK OF NOVA SCOTIA,

                             By: /S/TODD MELLER
                                 ---------------------------------------
                             Name:  Todd Meller
                             Title: Managing Director


                             BANK PEKAO S.A., NEW YORK BRANCH,

                             By: /S/HUSSEIN B. EL-TAWIL
                                 ---------------------------------------
                             Name:  Hussein B. El-Tawil
                             Title: Vice President


                             BHF (USA) CAPITAL CORPORATION,

                             By: /S/RONNI J. LEOPOLD
                                 ---------------------------------------
                             Name:  Ronni J. Leopold
                             Title: Vice President

                             By: /S/AURELIO ALMONTE
                                 ---------------------------------------
                             Name:  Aurelio Almonte
                             Title: Associate


                             BLUE SQUARE FUNDING SERIES 3,
                             By: Bankers Trust Company, as Trustee,

                             By: /S/STEPHEN T. HESSLER
                                 ---------------------------------------
                             Name:  Stephen T. Hessler
                             Title: Vice President


                             CAPTIVA III FINANCE LTD.
                             (ACCT 275),
                             as advised by Pacific Investment
                             Management Company LLC,

                             By: /S/DAVID EGGLISHAW
                                 ---------------------------------------
                             Name:  David Egglishaw
                             Title: Director

                             CARLYLE HIGH YIELD PARTNERS II, LTD.,

                             By: /S/MARK ALTER
                                 ---------------------------------------
                             Name:  Mark Alter
                             Title: Principal


                             CARLYLE HIGH YIELD PARTNERS III, LTD.,

                             By: /S/MARK ALTER
                                 ---------------------------------------
                             Name:  Mark Alter
                             Title: Principal


                             CERES II FINANCE LTD.,
                             By: INVESCO Senior Secured Management,
                             Inc. as Sub-Managing Agent (Financial),

                             By: /S/GREGORY STOECKLE
                                 ---------------------------------------
                             Name:  Gregory Stoeckle
                             Title: Authorized Signatory


                             CHARTER VIEW PORTFOLIO,
                             By: INVESCO Senior Secured Management,
                             Inc. as Investment Advisor,

                             By: /S/GREGORY STOECKLE
                                 ---------------------------------------
                             Name:  Gregory Stoeckle
                             Title: Authorized Signatory


                             CIBC WORLD MARKETS PLC,

                             By: /S/NEIL MCMILLAN
                                 ---------------------------------------
                             Name:  Neil McMillan
                             Title: Executive Director


                             CITIBANK N.A. as Additional Investment
                             Manager for and on behalf of FIVE FINANCE
                             CORPORATION,

                             By: /S/MARTIN DAVEY
                                 ---------------------------------------
                             Name:  Martin Davey
                             Title: Vice President

                             By: /S/DANIEL SLOTKIN
                                 ---------------------------------------
                             Name:  Daniel Slotkin
                             Title: Vice President


                             CREDIT INDUSTRIEL ET COMMERCIAL,

                             By: /S/GARY GEORGE
                                 ---------------------------------------
                             Name:  Gary George
                             Title: Manager

                             By: /S/CLIVE CARPENTER
                                 ---------------------------------------
                             Name:  Clive Carpenter
                             Title: Manager


                             CREDIT LYONNAIS NEW YORK BRANCH,

                             By: /S/ATTILA KOC
                                 ---------------------------------------
                             Name:  Attila Koc
                             Title: Senior Vice President


                             CREDIT SUISSE FIRST BOSTON,

                             By: /S/MARK E. GLEASON
                                 ---------------------------------------
                             Name:  Mark E. Gleason
                             Title: Director

                             By: /S/WILLIAM S. LUTKIN
                                 ---------------------------------------
                             Name:  William S. Lutkin
                             Title: Vice President


                             DELANO COMPANY (ACCT 274),
                             By: Pacific Investment Management Company
                             LLC, as its Investment Advisor,

                             By: /S/MOHAN V. PHANSALKAR
                                 ---------------------------------------
                              Name:  Mohan V. Phansalkar
                             Title: Executive Vice President

                             ELF FUNDING TRUST,
                             By: Highland Capital Management, L.P. as
                             Collateral Manager,

                             By: /S/TODD TRAVERS
                                 ---------------------------------------
                             Name:  Todd Travers
                             Title: Senior Portfolio Manager


                             ELT LTD.,

                             By: /S/ANN E. MORRIS
                                 ---------------------------------------
                             Name:  Ann E. Morris
                             Title: Authorized Agent


                             FIRST UNION NATIONAL BANK,

                             By: /S/ROBERT BROWN
                                 ---------------------------------------
                             Name:  Robert Brown
                             Title: Vice President


                             FLEET NATIONAL BANK,

                             By: /S/IRENE BERTOZZI BARTENSTEIN
                                 ---------------------------------------
                             Name:  Irene Bertozzi Bartenstein
                             Title: Vice President


                             FUJI BANK, LTD.,

                             By: /S/JOHN D. DOYLE
                                 ---------------------------------------
                             Name:  John D. Doyle
                             Title: Vice President and Manager


                             GENERAL ELECTRIC CAPITAL CORPORATION,

                             By: /S/GREGORY HONG
                                 ---------------------------------------
                             Name:  Gregory Hong
                             Title: Duly Authorized Signatory

                             GLENEAGLES TRADING LLC,

                             By: /S/ANN E. MORRIS
                                 ---------------------------------------
                             Name:  Ann E. Morris
                             Title: Assistant Vice President


                             HARCH CLO I, LTD.,

                             By: /S/MICHAEL E. LEWITT
                                 ---------------------------------------
                             Name:  Michael E. Lewitt
                             Title: Authorized Signatory


                             INDOSUEZ CAPITAL FUNDING IV, L.P.,
                             By: Indosuez Capital as Portfolio Advisor,

                             By: /S/MELISSA MARANO
                                 ---------------------------------
                             Name:  Melissa Marano
                             Title: Vice President


                             JISSEKIKUN FUNDING, LTD.
                             (ACCT 1288),
                             By: Pacific Investment Management Company
                             LLC, as its Investment Advisor,

                             By: /S/MOHAN V. PHANSALKAR
                                 ---------------------------------------
                             Name:  Mohan V. Phansalkar
                             Title: Executive Vice President


                             KATONAH I, LTD.,

                             By: /S/RALPH DELLA ROCCA
                                 ---------------------------------------
                             Name:  Ralph Della Rocca
                             Title: Authorized Officer
                                    Katonah Capital, L.L.C. as Manager

                             KATONAH II, LTD.,

                             By: /S/RALPH DELLA ROCCA
                                 ---------------------------------------
                             Name:  Ralph Della Rocca
                             Title: Authorized Officer
                                    Katonah Capital, L.L.C. as Manager


                             KEMPER FLOATING RATE FUND,

                             By: /S/KELLY D. BABSON
                                 ---------------------------------------
                             Name:  Kelly D. Babson
                             Title: Managing Director


                             KZH CNC LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             KZH CYPRESSTREE-1 LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             KZH ING-1 LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             KZH ING-2 LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             KZH ING-3 LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             KZH LANGDALE LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent

                             KZH RIVERSIDE LLC,


                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             KZH SOLEIL-2 LLC,

                             By: /S/SUSAN LEE
                                 ---------------------------------------
                             Name:  Susan Lee
                             Title: Authorized Agent


                             LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                             ADVANTAGE FUND,
                             By: Stein Roe & Farnham Incorporated, as
                             Advisor,

                             By: /S/JAMES R. FELLOWS
                                 ---------------------------------------
                             Name:  James R. Fellows
                             Title: Senior Vice President & Portfolio
                                    Manager


                             MELLON BANK,

                             By: /S/PETER K. LEE
                                 ---------------------------------------
                             Name:  Peter K. Lee
                             Title: Vice President


                             MONUMENT CAPITAL LTD,
                             By: Alliance Capital Management L.P. as
                             Investment Manager,
                             By: Alliance Capital Management
                             Corporation as General Partner,

                             By: /S/KENNETH G. OSTMANN
                                 ---------------------------------------
                             Name:  Kenneth G. Ostmann
                             Title: Vice President


                             MOUNTAIN CAPITAL CLO II, LTD.,

                             By: /S/DARREN P. RILEY
                                 ---------------------------------------
                             Name:  Darren P. Riley
                             Title: Director

                             MUZINICH & CO., INC.,

                             By: /S/HO C. WANG
                                 ---------------------------------------
                             Name:  Ho C. Wang
                             Title: Portfolio Manager


                             NATEXIS BANQUES POPULAIRES,

                             By: /S/FRANK H. MADDEN, JR.
                                 ---------------------------------------
                             Name:  Frank H. Madden, Jr.
                             Title: Vice President & Group Manager

                             By: /S/JOSEPH A. MILLER
                                 ---------------------------------------
                             Name:  Joseph A. Miller
                             Title: Associate


                             NUVEEN SENIOR INCOME FUND,
                             By: Nuveen Senior Loan Asset Management
                             Inc.,

                             By: /S/LISA M. MINCHESKI
                                 ---------------------------------------
                             Name:  Lisa M. Mincheski
                             Title: Managing Director


                             OCTAGON INVESTMENT PARTNERS II, LLC,
                             By: Octagon Credit Investors, LLC
                             as Sub-Investment Manager,

                             By: /S/MICHAEL B. NECHAMKIN
                                 ---------------------------------
                             Name:  Michael B. Nechamkin
                             Title: Portfolio Manager


                             OCTAGON INVESTMENT PARTNERS III, LTD.,
                             By: Octagon Credit Investors, LLC as
                             Portfolio Manager,

                             By: /S/MICHAEL B. NECHAMKIN
                                 ---------------------------------
                             Name:  Michael B. Nechamkin
                             Title: Portfolio Manager

                             OCTAGON INVESTMENT PARTNERS IV, LTD.,
                             By: Octagon Credit Investors, LLC as
                             collateral manager,

                             By: /S/MICHAEL B. NECHAMKIN
                                 ---------------------------------
                             Name:  Michael B. Nechamkin
                             Title: Portfolio Manager


                             PAMCO CAYMAN LTD.,
                             By: Highland Capital Management LP as
                             Collateral Manager,

                             By: /S/TODD TRAVERS
                                 ---------------------------------------
                             Name:  Todd Travers
                             Title: Senior Portfolio Manager


                             PNC BANK N.A.,

                             By: /S/LOUIS K. MCLINDEN
                                 ---------------------------------------
                             Name:  Louis K. McLinden
                             Title: Vice President

                             PPM AMERICA, INC., as Attorney-in-fact, on behalf of JACKSON NATIONAL LIFE INSURANCE COMPANY,

                             By: /S/MICHAEL J. HARRINGTON
                                 ---------------------------------------
                             Name:  Michael J. Harrington
                             Title: Vice President


                             PPM SPYGLASS FUNDING TRUST,

                             By: /S/ANN E. MORRIS
                                 ---------------------------------------
                             Name:  Ann E. Morris
                             Title: Authorized Agent


                            SANKATY ADVISORS, INC., as Collateral
                             Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender,

                             By: /S/DIANE J. EXTER
                                 ---------------------------------------
                             Name:  Diane J. Exter

                             Title: Managing Director
                                    Portfolio Manager


                             SANKATY ADVISORS, LLC as Collateral
                             Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender,

                             By: /S/DIANE J. EXTER
                                 ---------------------------------------
                             Name:  Diane J. Exter
                             Title: Managing Director
                                    Portfolio Manger


                             SANKATY HIGH YIELD PARTNERS II, L.P.,

                             By: /S/DIANE J. EXTER
                                 ---------------------------------------
                             Name:  Diane J. Exter
                             Title: Managing Director
                                    Portfolio Manager


                             SANKATY HIGH YIELD PARTNERS III, L.P.,

                             By: /S/DIANE J. EXTER
                                 ---------------------------------------
                             Name:  Diane J. Exter
                             Title: Managing Director
                                    Portfolio Manager


                             SAWGRASS TRADING LLC,

                             By: /S/ANN E. MORRIS
                                 ---------------------------------------
                             Name:  Ann E. Morris
                             Title: Assistant Vice President


                             SEQUILS-ING I (HBDGM), LTD.,
                             By: ING Capital Advisor LLC,
                             as Collateral Manager,

                             By: /S/JONATHAN DAVID
                                 ---------------------------------
                             Name:  Jonathan David
                             Title: Vice President

                             STANFIELD CLO LTD.,


                             By: Stanfield Capital Partners LLC as its
                             Collateral Manager,

                             By: /S/CHRISTOPHER A. BONDY
                                 ---------------------------------------
                             Name:  Christopher A. Bondy
                             Title: Partner


                             STANFIELD/RMF TRANSATLANTIC CDO LTD.,
                             By: Stanfield Capital Partners LLC as its
                             Collateral Manager,

                             By: /S/CHRISTOPHER A. BONDY
                                 ---------------------------------------
                             Name:  Christopher A. Bondy
                             Title: Partner


                             STEIN ROE & FARNHAM CLO I LTD.,
                             By: Stein Roe & Farnham Incorporated, as
                             Portfolio Manager,

                             By: /S/JAMES R. FELLOWS
                                 ---------------------------------------
                             Name:  James R. Fellows
                             Title: Senior Vice President & Portfolio
                                    Manager


                             STEIN ROE FLOATING RATE LIMITED LIABILITY
                             COMPANY,

                             By: /S/JAMES R. FELLOWS
                                 ---------------------------------------
                             Name:  James R. Fellows
                             Title: Senior Vice President
                                    Stein Roe & Farnham Incorporated,
                                    as Advisor to the Stein Roe Floating
                                    Rate Limited Liability Company


                             SWISS LIFE US RAINBOW LIMITED,
                             By: ING Capital Advisors LLC,
                             as Investment Manager,

                             By: /S/JONATHAN DAVID
                                 ---------------------------------
                             Name:  Jonathan David
                             Title: Vice President

                             TORONTO DOMINION (NEW YORK), INC.,

                             By: /S/STACEY L. MALEK
                                 ---------------------------------------
                             Name:  Stacey L. Malek
                             Title: Vice President


                             TRITON CDO IV, LIMITED,
                             By: INVESCO Senior Secured Management,
                             Inc. as Investment Advisor,

                             By: /S/GREGORY STOECKLE
                                 ---------------------------------------
                             Name:  Gregory Stoeckle
                             Title: Authorized Signatory


                             VAN KAMPEN CLO II, LIMITED,
                             By: Van Kampen Management Inc.,
                             as Collateral Manager,

                             By: /S/DARVIN D. PIERCE
                                 ---------------------------------------
                             Name:  Darvin D. Pierce
                             Title: Principal


                             VAN KAMPEN PRIME RATE INCOME TRUST,
                             By: Van Kampen Investment Advisory Corp.,

                             By: /S/DARVIN D. PIERCE
                                 ---------------------------------------
                             Name:  Darvin D. Pierce
                             Title: Principal


                             VAN KAMPEN SENIOR FLOATING RATE FUND,
                             By: Van Kampen Investment Advisory Corp.,

                             By: /S/DARVIN D. PIERCE
                                 ---------------------------------------
                             Name:  Darvin D. Pierce
                             Title: Principal

                             VAN KAMPEN SENIOR INCOME TRUST,
                             By: Van Kampen Investment Advisory Corp.,

                             By: /S/DARVIN D. PIERCE
                                 ---------------------------------------
                             Name:  Darvin D. Pierce
                             Title: Principal


                             WINGED FOOT FUNDING TRUST,

                             By: /S/ANN E. MORRIS
                                 ---------------------------------------
                             Name:  Ann E. Morris
                             Title: Authorized Agent




                                       24